Exhibit 10.23

AMENDMENT NO. 4 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

    This Amendment No. 4 to Fourth Amended and Restated Credit Agreement (this “Amendment”), dated as of March 1, 2023, is made by and among STONERIDGE, INC., an Ohio corporation (the “Parent”), STONERIDGE ELECTRONICS, INC., a Texas corporation (“Electronics”), STONERIDGE CONTROL DEVICES, INC., a Massachusetts corporation (“Controls”), STONERIDGE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under the laws of the Netherlands, registered with the Dutch Chamber of Commerce under file number 67928471 (“Stoneridge Netherlands”, and together with the Parent, Electronics and Controls, the “Borrowers”), STONERIDGE FLEET SOLUTIONS, INC., an Ohio corporation (formerly known as Stoneridge Aftermarket, Inc.) (“Fleet Solutions”), ORLACO INC., a Delaware corporation (“Orlaco”), SRI HOLDINGS US LLC, a Delaware limited liability company (“SRI Holdings US”) and SRI DELAWARE HOLDINGS, LLC, a Delaware limited liability company (“SRI Holdings” and, together with Fleet Solutions, Orlaco and SRI Holdings US, the “Guarantors”), the various Lenders (as hereinafter defined) which are a party to this Amendment and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as the administrative agent (in such capacity, the “Administrative Agent”) and the collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, the “Agents”).
Recitals:

A.The Borrowers have been extended certain financial accommodations pursuant to that certain Fourth Amended and Restated Credit Agreement, dated as of June 5, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time, including as amended hereby, the “Credit Agreement”), among the Borrowers, the Guarantors
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party thereto from time to time, the financial institutions party thereto from time to time, as lenders (the “Lenders”) and the Administrative Agent;
B.The parties hereto desire to amend certain provisions of the Credit Agreement as more fully set forth below; and
C.The Borrowers, the Required Lenders and the Administrative Agent constitute the parties required for purposes of providing this amendment pursuant to Section 11.1 of the Credit Agreement.
Agreements:

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:
Section 1    DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment.
Section 2    AMENDMENTS TO THE CREDIT AGREEMENT.

Subject to the terms, conditions and limitations of this Amendment, including, without limitation, Section 4, below, the Credit Agreement is hereby amended as of the Amendment Effective Date (as hereinafter defined) as follows:
2.1    Amendment to Section 1.1 [Certain Definitions] of the Credit Agreement. The following definition is hereby inserted into Section 1.1 [Certain Definitions] as a new defined term therein in the appropriate alphabetical order:
“Fourth Amendment Effective Date” shall mean the “Amendment Effective Date” as defined in that certain Amendment No. 4 to Fourth Amended and Restated Credit Agreement, dated as of March 1, 2023, among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent.

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2.2    Amendment to Section 1.1 [Certain Definitions] of the Credit Agreement. The following defined term contained in Section 1.1 [Certain Definitions] is hereby amended in its entirety to read as follows:
“Specified Period” shall mean any time from the Fourth Amendment Effective Date until the Compliance Certificate for the fiscal quarter ending September 30, 2023 has been delivered to the Administrative Agent in form and substance satisfactory to the Administrative Agent.

2.3    Amendment to Section 8.2.16. [Maximum Leverage Ratio] of the Credit Agreement.    Section 8.2.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“8.2.16. Maximum Leverage Ratio. The Loan Parties (i) shall not permit the Leverage Ratio as of the end of the fiscal quarter ending December 31, 2021 to exceed 4.00 to 1.00, (ii) shall not be required to comply with any maximum Leverage Ratio under this Section 8.2.16 [Maximum Leverage Ratio] for the fiscal quarters ending March 31, 2022 through September 30, 2022, inclusive and (iii) shall not permit the Leverage Ratio as of the end of any other fiscal quarter to exceed the ratio specified below for the periods specified below:

Fiscal Quarter Ending	Maximum Leverage Ratio
December 31, 2022	4.75 to 1.00
March 31, 2023	4.75 to 1.00
June 30, 2023	4.25 to 1.00
September 30, 2023 and thereafter	3.50 to 1.00

provided that, after the expiration of the Specified Period and upon and following a Material Acquisition, upon written notice from the Parent to the Administrative Agent, the Leverage Ratio shall not exceed 3.75 to 1.00 as of the last day of (i) the fiscal quarter during which such Material Acquisition occurred (any fiscal quarter during which a Material Acquisition occurs being hereinafter referred to as an “Acquisition Quarter”) and (ii) the three fiscal quarters immediately following the Acquisition Quarter; provided, further, that there shall be at least one fiscal quarter as of the end of which the maximum Leverage Ratio has reverted to 3.50 to 1.00 before the maximum Leverage Ratio may be increased in respect of a subsequent Material Acquisition.”

2.4    Amendment to Section 8.2.17. [Minimum Interest Coverage Ratio] of the Credit Agreement.    Section 8.2.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“8.2.17. Minimum Interest Coverage Ratio. The Loan Parties shall not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense of the Parent and its Subsidiaries, calculated as of the end of each fiscal quarter for the four (4) fiscal quarters then ended, to be less than the ratio specified below:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
December 31, 2021	3.50 to 1.00
March 31, 2022	2.50 to 1.00
June 30, 2022	2.25 to 1.00
September 30, 2022	3.00 to 1.00
December 31, 2022	3.00 to 1.00
March 31, 2023	3.00 to 1.00
June 30, 2023	3.00 to 1.00
September 30, 2023 and thereafter	3.50 to 1.00

2.5    Amendment to Article 11 [MISCELLANEOUS] of the Credit Agreement. The following is added as a new Section 11.16 to the Credit Agreement:
“11.16    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Liabilities or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the Laws of the State of New York and/or of the United States or any other state of the United States):
(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the Laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the

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Supported QFC and the Loan Documents were governed by the Laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b) As used in this Section 11.16, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

2.6    Amendment to Schedule 1.1(A) [Pricing Grid] of the Credit Agreement. Schedule 1.1(A) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I hereto.

Section 3     REPRESENTATIONS AND WARRANTIES.

    Each Loan Party hereby represents and warrants to the Lenders and the Agents as follows:
3.1    The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms.

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The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of such Loan Party party thereto enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and by general principles of equity.
3.2    No Potential Default or Event of Default. No Potential Default or Event of Default exists under the Credit Agreement as of the date hereof (after giving effect to this Amendment) and no Potential Default or Event of Default will occur as a result of the effectiveness of this Amendment.
3.3    Restatement of Representations and Warranties. The representations and warranties of such Loan Party contained in the Credit Agreement, as amended by this Amendment, and the other Loan Documents are true and correct in all material respects (or, if already qualified by materiality therein, in all respects) on and as of the Amendment Effective Date (after giving effect to this Amendment) as though made on the Amendment Effective Date, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, if already qualified by materiality therein, in all respects) as of such earlier date.
3.4     Organizational Documents. There have been no changes to the articles or certificate of incorporation, by-laws, code of regulations, certificate of formation, limited liability company agreement or other organizational documents, as the case may be (collectively, the “Organizational Documents”) of such Loan Party since the most recent certification provided

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to the Administrative Agent, and such Organizational Documents remain in full force and effect as of the Amendment Effective Date.
Section 4    CONDITIONS TO EFFECTIVENESS.
    The date and time of the effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:
4.1    Execution. The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by an Authorized Officer of each Loan Party and the Lenders.
4.2    Good Standing Certificates. The Administrative Agent shall have received copies of certificates from the appropriate state officials (dated not more than thirty (30) days prior to the Amendment Effective Date) as to the continued existence and good standing of each Domestic Loan Party in each jurisdiction where organized.
4.3     Payment of Costs and Expenses. The Borrowers shall have paid all outstanding and reasonable costs, expenses and the disbursements of the Administrative Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment, to the extent invoiced, as well as any other fees payable on or before the Amendment Effective Date pursuant to any fee letter or agreement with the Administrative Agent.
4.4    Other. All corporate and other proceedings, and all documents, instruments, certificates and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

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The Administrative Agent or its counsel will advise the Parent and the Lenders promptly by electronic mail of the occurrence of the Amendment Effective Date.
Section 5     MISCELLANEOUS.
5.1    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof.
5.2    Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.
5.3    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.
5.4    Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.
5.5    Negotiations. Each Loan Party acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agents and the Lenders.
5.6    Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders or the Agents under the Credit Agreement or the other Loan Documents, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other Loan Document. Further, none of the provisions of this

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Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement as amended by this Amendment.
5.7    Reaffirmation. Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the other Loan Documents to which it is a party and (ii) ratifies and reaffirms its grant of security interests and Liens under such documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.
5.8    Confirmation of Obligations. Each Loan Party hereby affirms as of the date hereof all of its respective Obligations and other obligations to each of the Lenders under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Obligations and other obligations are owed to each of the Lenders according to their respective terms. Each Loan Party hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Agents or Lenders of the Obligations and other obligations of such Loan Party to each of them under and pursuant to the Credit Agreement or any of the other Loan Documents.
5.9    Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

    STONERIDGE, INC.,
    as a Borrower

By:/s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Chief Financial Officer and Treasurer

STONERIDGE CONTROL DEVICES, INC.,
as a Borrower

STONERIDGE FLEET SOLUTIONS, INC.,
as a Guarantor

By:/s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Chief Financial Officer and Treasurer

ORLACO INC.,
as a Guarantor

By:/s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Chief Financial Officer and Treasurer

SRI DELAWARE HOLDINGS, LLC,
as a Guarantor

By:/s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Chief Financial Officer and Treasurer

SRI HOLDINGS US LLC,
as a Guarantor
By: Stoneridge, Inc., its sole member

By:/s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 4]
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STONERIDGE ELECTRONICS, INC.,
as a Borrower

By:/s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Chief Financial Officer and Treasurer

STONERIDGE B.V., as a Borrower

By:/s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Chief Financial Officer and Treasurer
[Signature Page to Waiver and Amendment No. 1]
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    PNC BANK, NATIONAL ASSOCIATION, as
    the Administrative Agent, the Collateral Agent and
    a Lender

    By:/s/ Scott Neiderheide
    Name: Scott Neiderheide
    Title: Senior Vice President

[Signature Page to Amendment No. 4]
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    CITIBANK, N.A., as a Lender

    By:/s/ John J. McGuire
    Name: John J. McGuire
    Title: Senior Vice President

[Signature Page to Amendment No. 4]
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    CITIZENS BANK, NATIONAL
    ASSOCIATION, as a Lender

    By:/s/ Erin Kane
    Name: Erin Kane
    Title: AVP

[Signature Page to Amendment No. 4]
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    BMO HARRIS BANK, N.A., as a Lender

    By:/s/ Michael Baker
    Name: Michael Baker
    Title: Vice President

[Signature Page to Amendment No. 4]
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U.S. BANK NATIONAL ASSOCIATION, as a
Lender

    By: /s/ Jeffrey S. Johnson
    Name: Jeffrey S. Johnson
    Title: Senior Vice President

[Signature Page to Amendment No. 4]
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THE HUNTINGTON NATIONAL BANK, as a
Lender

    By: /s/ Cameron Hinojosa
    Name: Cameron Hinojosa
    Title: Vice President

[Signature Page to Amendment No. 4]
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    HSBC BANK USA, N.A., as a Lender

    By: /s/ Shaun R. Kleinman
    Name: Shaun R. Kleinman
    Title: Senior Vice President

[Signature Page to Amendment No. 4]
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KEYBANK NATIONAL ASSOCIATION, as a
Lender

    By:/s/ Suzanne Rinehart
    Name: Suzanne Rinehart
    Title: SVP

[Signature Page to Amendment No. 4]
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    NORTHWEST BANK, as a Lender

    By: /s/ Stephen J. Orban
    Name: Stephen J. Orban
    Title: Senior Vice President
[Signature Page to Amendment No. 4]
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Annex I

SCHEDULE 1.1(A)
PRICING GRID--
VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO

Level	Leverage Ratio	Facility Fee	Letter of Credit Fee	Revolving Credit Base Rate Spread	Revolving Credit LIBOR Rate Spread
I	Less than 1.25 to 1.00	0.25%	1.25%	0.25%	1.25%
II	Greater than or equal to 1.25 to 1.00 but less than 2.00 to 1.00	0.30%	1.45%	0.45%	1.45%
II	Greater than or equal to 2.00 to 1.00 but less than 2.75 to 1.00	0.30%	1.70%	0.70%	1.70%
IV	Greater than or equal to 2.75 to 1.00 but less than 3.50 to 1.00	0.35%	1.90%	0.90%	1.90%
V	Greater than or equal to 3.50 to 1.00	0.40%	2.60%	1.60%	2.60%

For purposes of determining the Applicable Margin, the Applicable Facility Fee Rate and the Applicable Letter of Credit Fee Rate:
(a)    The Applicable Margin, the Applicable Facility Fee Rate and the Applicable Letter of Credit Fee Rate shall be based on the rates in Level V until the Compliance Certificate for the period ended December 31, 2022 is delivered to the Administrative Agent.
(b)    The Applicable Margin, the Applicable Facility Fee Rate and the Applicable Letter of Credit Fee Rate shall be recomputed as of the end of each fiscal quarter ending after the Fourth Amendment Effective Date based on the Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin, the Applicable Facility Fee Rate or the Applicable Letter of Credit Fee Rate computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 8.3.3 [Certificate of Parent]. If a Compliance Certificate is not delivered when due
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in accordance with such Section 8.3.3 [Certificate of Parent], then the rates in Level V shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered; and the rates in Level V shall apply upon and during the continuance of any other Event of Default.
(c)    If, as a result of any restatement of or other adjustment to the financial statements of the Parent or for any other reason, the Borrowers or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrowers as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrowers shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrowers under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the Issuing Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the Issuing Lender, as the case may be, under Section 2.9 [Letter of Credit Subfacility] or Section 4.3 [Interest After Default] or Section 9 [Default]. The Borrowers’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.